UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2024

STEMTECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-172172	87-2151440
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

4851 Tamiami Trail North

Suite 200

Naples, FL 34103

(Address of principal executive offices and Zip Code)

(954) 715-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	STEK	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As described under Item 7.01 of this Report, on November 29th, 2024 Stemtech (the “Company”) signed a non-binding Letter of Intent (LOI) for a proposed Reverse Takeover (RTO) of Eevia Health Plc ("Eevia"), a Finnish producer of bioactive organic Arctic plant extracts and nutraceuticals and has its common stock listed on the Swedish Spotlight Stock Market under the symbol "EEVIA".

Under the proposed RTO, Eevia will acquire the assets of the Stemtech and Seacret Direct, LLC d/b/a /Viago (“Viago”) by Eevia issuing new shares, resulting in Stemtech owning approximately 85% of Eevia, and the Eevia stockholders owning the remaining 15% of shares. The final valuation, share issuance, and terms are subject to negotiation and the completion of the due diligence process.

As a condition of this RTO into Eevia, Stemtech & Viago have addressed Eevia’s needs for a seamless corporate confluence into Eevia by virtue of the following conditions and terms in the previously disclosed merger agreement between them, which are planned to inure unto Eevia:

Pertinent terms of the December 2nd Agreement between Stemtech and Viago are:

Viago will be acquired by the Company through a merger (“Merger”) in which Viago will become a wholly owned subsidiary of the Company, the Company will issue to the equity holders of Viago (“Members”) preferred stock (the “Preferred Stock”) that will have a stated value of $2.50 per share and be convertible into our shares of common stock representing 50% of our fully diluted shares of the our common stock computed on the date of the closing (“Closing”) of the Merger, subject to dilution for the subsequent financing prior to the Closing (“Bridge Financing”) and financing available at the Closing (“Closing Financing”).

•	The Company and Viago will not:

o	Issue any securities that are material to any third party investors other than for financing of the Company and Viago on terms and conditions that are mutually acceptable to the Company and Viago.

o	Sell or assign or license its assets, other than specified excluded assets of Viago that constitute any material assets, individually or in the aggregate of all transactions.

•	The Company will negotiate the following agreements and enter into these agreements prior to the Closing:

o	Employment agreements (“Employment Agreements”) with certain specified senior executives on terms to be determined and that are acceptable to the Company and Viago

o	Agreements (“Lock Up Agreements”) for officers, directors and specified stockholders that restrict the sale or other transfer of their stock in the Company on terms to be determined and that are acceptable to Viago and us.

o	The form of an agreement (“Indemnification Agreement”) by the Company and each of our directors and officers confirming our indemnification obligations on terms to be determined and that are acceptable to Viago and us.

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In connection with the Merger:

•	The Company’s board of directors will be changed to be 4 directors designated by the Company and 4 members designated by Viago.

•	At closing, Izhak Ben Shabbat shall be our Chief Executive Officer, John W. Meyer our President and Chief Operating Officer, and Eddie Head, as our President and Chief Strategy Officer.

•	The Company will rebrand so that our current business will be transferred to a subsidiary so we will be a public holding company that has its businesses in two separate subsidiaries and have a new trade name.

The Closing is conditioned upon the following:

•	Viago to provide 2 year financials audited by a reputable PCAOB registered independent accounting firm.

•	Approval by our stockholders of the terms of the merger, the Preferred Stock Certificate of Designation, and appropriate and normative corporate requirements.

•	Approval by the Members of Viago of the Merger and related transactions by all appropriate company requirements, including customary closing conditions.

The parties have the right to terminate the Merger Agreement upon certain customary conditions including if the closing has not occurred by June 25, 2025 or other covenants specified in the Merger Agreement are not performed by the date specified for such covenant.

We expect to draft and finalize the terms of the applicable related agreements and documents related to the Merger and the Closing, including, without limitation, the Certificate of Designation, amendment to our certificate of incorporation, Employment Agreements, Lock Up Agreements and form of Indemnification Agreement on mutually agreeable terms and conditions.

The Merger Agreement also includes other terms and conditions, including customary provisions. The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD

We have entered into a non-binding letter of intent for a reverse takeover (“RTO”) of Eevia Health Plc (“Eevia”), a Finnish producer of bioactive organic Arctic plant extracts and nutraceuticals and has its common stock listed on the Swedish Spotlight Stock Market under the symbol “EEVIA”. Subject to the negotiation of the terms of a definitive agreement, the RTO is expected to result in the Company transferring its assets to Eevia and holding 85% of Eevia’s common stock. We issued a press release regarding this proposed RTO which is attached to this Report as Exhibit 99.2

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

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Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “assume,” “estimate,” “would,” “could,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding: the proposed transactions contemplated by the merger agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the longevity health care sector’s continued growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the institution or outcome of any legal proceedings that may be instituted against the Company or Viago following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of the Company or the Members, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (6) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Viago to satisfy its obligations under the Merger Agreement or grow and manage growth profitably and retain its key employees; (7) costs related to the proposed business combination and our ability to raise the Bridge Financing the Closing Financing; (8) changes in applicable laws or regulations; and (9) other risks and uncertainties indicated from time to time in that we reference in our Annual Report on Form 10-K for 2023 filed with the SEC. The foregoing list of factors is not exclusive, and we caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. We do not give any assurance that the Company will achieve its expectations by this Merger or otherwise.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are filed as part of this Report.

Exhibit Number	Description
2.1	Merger Agreement by and between the Company and Seacret Direct, LLC
99.1	Press release by the Company made December 4, 2024 regarding the proposed Merger
99.2	Press release by the Company made December 5, 2024 regarding a Letter of Intent for a Proposed RTO
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6th, 2024

Stemtech Corporation

By:	/s/ Charles Arnold
Charles Arnold, CEO

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